                      OPPENHEIMER PORTFOLIO SERIES
                Supplement dated January 2, 2007 to the
                     Prospectus dated May 31, 2006

At the Board meeting held on June 15, 2006, the Trustees of Oppenheimer
Portfolio Series approved the change of the name of Oppenheimer
Portfolio Series Aggressive Investor Fund to Oppenheimer Portfolio
Series Equity Investor Fund.   Accordingly, all references to
"Aggressive Investor Fund" in the Oppenheimer Portfolio Series
Prospectus are changed to "Equity Investor Fund."  The name change takes effect January 2, 2007.

January 2, 2007                                             PS0000.025